SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                  April 6, 2000
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                                EIEIHOME.COM INC.
             (Exact name of registrant as specified in its charter)




           Delaware                     1-15627                 042451506
 (State or other jurisdiction   (Commission file number)     (I.R.S. employer
       of incorporation)                                    identification no.)




      67 Wall Street, Suite 2411                                   10005
          New York, New York
 (Address of principal executive offices)                       (Zip code)


         Registrant's telephone number, including area code: (212`) 344-0351




                  (Former Name if Changed Since Last Report)

Item 5.     Other Events.

            Prior to April 6, 2000, shares of eieiHome.com Inc.'s common stock, par value $0.001, were being quoted on the National Quotation Bureau, LLC "pink sheets" under the symbol "EIEI". Prior to December 15, 1999, shares of the common stock of the Company (then known as HyComp, Inc.) were quoted on the NASD OTC Bulletin Board under the symbol "HYCP". On April 6, 2000, the Company's common stock was re-listed on the NASD OTC Bulletin Board and are now being quoted under the symbol "EIEI".

            The Company issued a press release on May 8, 2000 concerning the re-listing of its shares on the NASD OTC Bulletin Board, a copy of which is set forth as Exhibit 99.1 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

Item 7.     Financial Statements and Exhibits.

(c)            Exhibits

Exhibit 99.1 Press Release issued by the Company on May 8, 2000 to announce the listing of the Company's common stock, par value $0.001 on the OTC Bulletin Board.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              EIEIHOME.COM INC.
                                    (Registrant)


Date:  May 10, 2000           By:   /s/ Angelo G. MacDonald
                                 --------------------------
                                 Name: Angelo G. MacDonald
                                 Title: President and Chief Executive Officer

                                      INDEX


Exhibit No.    Description
-----------    -----------

Exhibit 99.1 Press Release issued by the Company on May 8, 2000 to announce the listing of the Company's common stock, par value $0.001 on the OTC Bulletin Board.

                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE


                                  NEWS RELEASE


                   eieiHome shares listed on the OTC Bulletin Board

New York, NY - May 8, 2000 - eieiHome.com Inc. (OTCBB:EIEI) today announced that its common shares have been listed and are now trading on the NASD OTC Bulletin Board under the symbol "EIEI". eieiHome was formerly known as HyComp, Inc. which was quoted on the OTC Bulletin Board under the symbol "HYCP". On February 29, 2000, the HyComp shareholders approved a plan of merger and name change for the company to eieiHome.com Inc., which is registered in Delaware.

There are 18,848,770 common shares issued and outstanding. Simmonds Capital Limited (TSE:SMM) is the largest shareholder with 5,402,000 common shares plus warrants to purchase an additional 5 million shares at exercise prices from $1.00 to $3.00 per share.

eieiHome operates an Internet service, information and e-commerce web site (www.eieihome.com), providing information and related products and services for homeowners, home buyers, and home service providers. The Company sells advertising space to national and local home service providers and manufacturers of home-related products. For local and national accounts, the Company also provides Internet web hosting, web page design, and e-mail services. E-commerce service for home related products commenced in January 2000.

Except for the historical information in this press release, this press release includes forward-looking statements that involve risks and uncertainties. Actual results may differ materially from such information set forth herein.


                                    * * * * * * *

For further information contact:

                        Angelo MacDonald, CEO eieiHome.com Inc. 212-344-0351

                        David O'Kell, Secretary
                        Simmonds Capital Limited
                        (905) 837-9909